Exhibit 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2016 RESULTS

SEATTLE - February 8, 2017

•	Stabilized revenue in 2016 with quarter over quarter improvement;

•	Reduced year-over-year GAAP operating expenses by $31.5 million in 2016;

•	Strong shift to mobile games in 2016, driven by new products;

•	Continuing to roll out integration of new mobile products with carrier partners; and

•	Year ended with Cash and short-term investments of $77.1 million

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the fourth quarter and full year ended December 31, 2016.
For the fourth quarter of 2016, revenue was $31.5 million, up from $31.1 million in the previous quarter and up from $29.9 million in the fourth quarter of 2015. For the full year 2016, GAAP revenue was $120.5 million, compared to $125.3 million in 2015. Excluding 2015 revenue from the social casino games business that was sold during the third quarter of 2015, revenue in 2015 was $120.4 million.
The Company's GAAP operating expenses for the full year 2016 were down $31.5 million or 25% from the prior year. Excluding the 2015 operating expenses directly attributable to the social casino games business, operating expenses for the full year 2016 were down $20.9 million or 18% from the prior year.
GAAP net loss for the fourth quarter of 2016 was $(10.0) million or $(0.27) per share, compared to $(8.4) million or $(0.23) per share in the fourth quarter of 2015. GAAP net loss for 2016 was $(36.6) million or $(0.99) per share, compared to $(81.8) million or $(2.26) in 2015.
Adjusted EBITDA for the fourth quarter of 2016 was a loss of $(4.2) million, compared to $(4.4) million for the previous quarter and $(4.2) million for the fourth quarter of 2015. Adjusted EBITDA for the full year 2016 was a loss of $(21.6) million, compared to $(45.8) million for the prior year. Excluding the social casino games business sold in 2015, adjusted EBITDA for 2015 was $(38.6) million. A reconciliation of GAAP net income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
“During 2016, we achieved two of our three major financial goals,” said Rob Glaser, Chairman and CEO of RealNetworks. “We stabilized our businesses and saw quarter over quarter overall revenue growth.
“We’re continuing to roll out the integration of our Mobile Services products with carriers like Vivo, Verizon, and Vodafone. In our Games business, we scaled up our production of GameHouse Originals, leading to a 28% growth in mobile games revenue.
“While we did not return to profitability in 2016, we made significant progress. We enter 2017 with several new product initiatives well underway that we believe will build strong momentum towards a return to growth and profitability.”
As of December 31, 2016, the Company had $77.1 million in unrestricted cash, cash equivalents and short-term investments, compared to $80.7 million as of September 30, 2016.

Business Outlook

For the first quarter of 2017, RealNetworks expects total revenue in the range of $29 million to $32 million and an adjusted EBITDA loss for the first quarter in the range of $(4.0) million to $(6.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: 4TH QUARTER). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, February 28, 2017 by calling 800-813-5534 or +1-203-369-3348 (Passcode: 282017).

For More Information

Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended December 31,		Year ended December 31,

	2016	2015	2016	2015
	(in thousands, except per share data)

Net revenue	$31,453	$29,922	$120,468	$125,296
Cost of revenue	17,358	15,828	64,968	70,297
Gross profit	14,095	14,094	55,500	54,999

Operating expenses:
Research and development	6,738	8,945	29,923	43,626
Sales and marketing	7,451	9,409	31,608	48,231
General and administrative	6,035	3,237	27,415	24,549
Restructuring and other charges	192	(284)	1,489	5,279
Lease exit and related charges	48	293	2,239	2,501

Total operating expenses	20,464	21,600	92,674	124,186

Operating income (loss)	(6,369)	(7,506)	(37,174)	(69,187)

Other income (expenses):
Interest income, net	133	83	449	680
Gain (loss) on investments, net	2,495	63	8,473	(159)
Equity in net loss of Rhapsody	(5,904)	(690)	(6,533)	(14,521)
Other income (expense), net	(128)	(122)	(643)	506

Total other income (expense), net	(3,404)	(666)	1,746	(13,494)

Income (loss) before income taxes	(9,773)	(8,172)	(35,428)	(82,681)
Income tax expense (benefit)	203	241	1,122	(834)

Net income (loss)	$(9,976)	$(8,413)	$(36,550)	$(81,847)

Basic net income (loss) per share	$(0.27)	$(0.23)	$(0.99)	$(2.26)
Diluted net income (loss) per share	$(0.27)	$(0.23)	$(0.99)	$(2.26)

Shares used to compute basic net income (loss) per share	37,042	36,257	36,781	36,165
Shares used to compute diluted net income (loss) per share	37,042	36,257	36,781	36,165

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2016	December 31, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$33,721	$47,315
Short-term investments	43,331	51,814
Trade accounts receivable, net	22,162	22,511
Deferred costs, current portion	760	460
Prepaid expenses and other current assets	4,910	7,140
Total current assets	104,884	129,240

Equipment and software	46,231	66,702
Leasehold improvements	3,317	3,122
Total equipment, software, and leasehold improvements	49,548	69,824
Less accumulated depreciation and amortization	44,294	61,024
Net equipment, software, and leasehold improvements	5,254	8,800

Restricted cash equivalents and investments	2,700	2,890
Available for sale securities	—	1,721
Other assets	1,742	2,307
Deferred costs, non-current portion	1,246	212
Deferred tax assets, net	816	957
Other intangible assets, net	938	2,136
Goodwill	12,857	13,080

Total assets	$130,437	$161,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,225	$17,050
Accrued and other current liabilities	15,425	17,320
Commitment to Rhapsody	1,500	—
Deferred revenue, current portion	3,430	3,497
Total current liabilities	38,580	37,867

Deferred revenue, non-current portion	240	105
Deferred rent	748	620
Deferred tax liabilities, net	87	88
Other long-term liabilities	2,201	1,980

Total liabilities	41,856	40,660

Shareholders' equity	88,581	120,683

Total liabilities and shareholders' equity	$130,437	$161,343

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year ended December 31,

	2016	2015
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(36,550)	$(81,847)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	7,057	10,410
Stock-based compensation	5,424	4,698
Equity in net loss of Rhapsody	6,533	14,521
Deferred income taxes, net	130	(1,558)
Loss (gain) on investments, net	(8,473)	159
Realized translation loss (gain)	272	(264)
Fair value of warrants granted in 2015, net of subsequent mark to market adjustments in 2016 and 2015	280	(1,053)
Net change in certain operating assets and liabilities	999	(14,048)
Net cash provided by (used in) operating activities	(24,328)	(68,982)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(2,438)	(1,319)
Proceeds from sale of equity and other investments	4,967	459
Purchases of short-term investments	(75,766)	(72,136)
Proceeds from sales and maturities of short-term investments	84,249	78,775
Decrease (increase) in restricted cash equivalents and investments, net	190	110
Acquisitions	(150)	(161)
Advance to Rhapsody	(3,500)	(5,000)
Receipt of payment from Rhapsody	—	5,000
Proceeds from the sale of Slingo and social casino business	4,000	10,000
Net cash provided by (used in) investing activities	11,552	15,728
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	535	426
Tax payments from shares withheld upon vesting of restricted stock	(880)	(85)
Net cash provided by (used in) financing activities	(345)	341
Effect of exchange rate changes on cash and cash equivalents	(473)	(3,025)
Net increase (decrease) in cash and cash equivalents	(13,594)	(55,938)
Cash and cash equivalents, beginning of year	47,315	103,253
Cash and cash equivalents, end of year	$33,721	$47,315

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2016					2015
	YTD	Q4	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$25,051	$6,443	$6,482	$6,400	$5,726	$28,613	$6,848	$6,495	$7,281	$7,989
Mobile Services (B)	70,278	18,833	17,683	17,297	16,465	65,935	16,369	16,484	18,578	14,504
Games (C)	25,139	6,177	6,886	6,037	6,039	30,748	6,705	7,844	8,095	8,104
Total net revenue	$120,468	$31,453	$31,051	$29,734	$28,230	$125,296	$29,922	$30,823	$33,954	$30,597

Net Revenue by Product
Consumer Media
- License (D)	$15,406	$4,252	$4,136	$3,914	$3,104	$16,475	$3,967	$3,628	$4,208	$4,672
- Subscriptions (E)	7,448	1,671	1,931	1,871	1,975	8,957	2,054	2,147	2,372	2,384
- Media Properties (F)	2,197	520	415	615	647	3,181	827	720	701	933

Mobile Services
- SaaS (G)	69,295	18,726	17,141	17,208	16,220	63,914	16,157	16,217	18,218	13,322
- Technology License & Other (H)	983	107	542	89	245	2,021	212	267	360	1,182

Games
- License (I)	12,415	3,178	3,683	2,793	2,761	15,174	3,268	4,128	3,943	3,835
- Subscriptions (J)	11,894	2,836	3,005	3,024	3,029	13,300	3,126	3,231	3,373	3,570
- Media Properties (K)	830	163	198	220	249	2,274	311	485	779	699

Total net revenue	$120,468	$31,453	$31,051	$29,734	$28,230	$125,296	$29,922	$30,823	$33,954	$30,597

Net Revenue by Geography
United States	$41,505	$10,125	$10,642	$10,355	$10,383	$46,893	$10,781	$11,460	$12,303	$12,349
Rest of world	78,963	21,328	20,409	19,379	17,847	78,403	19,141	19,363	21,651	18,248
Total net revenue	$120,468	$31,453	$31,051	$29,734	$28,230	$125,296	$29,922	$30,823	$33,954	$30,597

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2016		2015	2016	2015
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$6,443	$6,482	$6,848	$25,051	$28,613
Cost of revenue	1,589	1,507	3,084	7,074	13,257
Gross profit	4,854	4,975	3,764	17,977	15,356

Gross margin	75%	77%	55%	72%	54%

Operating expenses	4,459	4,271	6,644	18,399	26,526
Operating income (loss), a GAAP measure	$395	$704	$(2,880)	$(422)	$(11,170)
Depreciation and amortization	239	295	1,038	2,212	2,546

Contribution margin, a non-GAAP measure	$634	$999	$(1,842)	$1,790	$(8,624)

Mobile Services

Net revenue	$18,833	$17,683	$16,369	$70,278	$65,935
Cost of revenue	13,679	13,026	11,032	50,026	47,834
Gross profit	5,154	4,657	5,337	20,252	18,101

Gross margin	27%	26%	33%	29%	27%

Operating expenses	7,786	8,075	9,158	34,439	44,311
Operating income (loss), a GAAP measure	$(2,632)	$(3,418)	$(3,821)	$(14,187)	$(26,210)
Acquisitions related intangible asset amortization	198	208	379	923	1,544
Depreciation and amortization	290	403	484	1,723	2,136

Contribution margin, a non-GAAP measure	$(2,144)	$(2,807)	$(2,958)	$(11,541)	$(22,530)

Games

Net revenue	$6,177	$6,886	$6,705	$25,139	$30,748
Cost of revenue	2,054	2,203	1,698	7,919	9,291
Gross profit	4,123	4,683	5,007	17,220	21,457

Gross margin	67%	68%	75%	68%	70%

Operating expenses	4,975	4,649	5,253	19,644	29,086
Operating income (loss), a GAAP measure	$(852)	$34	$(246)	$(2,424)	$(7,629)
Acquisitions related intangible asset amortization	27	29	24	115	799
Depreciation and amortization	146	104	197	583	952

Contribution margin, a non-GAAP measure	$(679)	$167	$(25)	$(1,726)	$(5,878)

Corporate

Cost of revenue	$36	$4	$14	$(51)	$(85)
Gross profit	(36)	(4)	(14)	51	85

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	3,244	5,705	545	20,192	24,263
Operating income (loss), a GAAP measure	$(3,280)	$(5,709)	$(559)	$(20,141)	$(24,178)
Other income (expense), net	(128)	(243)	(122)	(643)	506
Depreciation and amortization	260	634	336	1,501	2,433
Restructuring and other charges	192	499	(284)	1,489	5,279
Stock-based compensation	867	778	937	5,424	4,698
Lease exit and related charges	48	1,233	293	2,239	2,501

Contribution margin, a non-GAAP measure	$(2,041)	$(2,808)	$601	$(10,131)	$(8,761)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2016		2015	2016	2015
	Q4	Q3	Q4	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) to adjusted EBITDA:

Net income (loss)	$(9,976)	$(3,056)	$(8,413)	$(36,550)	$(81,847)
Income tax expense (benefit)	203	331	241	1,122	(834)
Interest income, net	(133)	(119)	(83)	(449)	(680)
Gain (loss) on investments, net	(2,495)	(6,021)	(63)	(8,473)	159
Equity in net loss of Rhapsody	5,904	233	690	6,533	14,521
Acquisitions related intangible asset amortization	225	237	403	1,038	2,343
Depreciation and amortization	935	1,436	2,055	6,019	8,067
Restructuring and other charges	192	499	(284)	1,489	5,279
Stock-based compensation	867	778	937	5,424	4,698
Lease exit and related charges	48	1,233	293	2,239	2,501
Adjusted EBITDA, a non-GAAP measure	$(4,230)	$(4,449)	$(4,224)	$(21,608)	$(45,793)